IN THE CIRCUIT COURT OF THE
                                                 SEVENTEENTH JUDICIAL CIRCUIT IN
                                                         AND FOR BROWARD COUNTY,
                                                                         FLORIDA

                                                   GENERAL JURISDICTION DIVISION
                                                         CASE NO: 99-121194 (18)

PATRICK V. GRAHAM,

         Plaintiff,

vs.

FIVE STAR CIGAR, INC., a
Delaware corporation: TIO
MARIANO CIGAR CORPORATION
f/k/a TIO CIGAR CORPORATION,
a Delaware corporation; COLMENA
CORP., a Delaware corporation and
RICHARD C. PEPLIN,

         Defendants,
------------------------/

SETTLEMENT STIPULATION

     Plaintiff, PATRICK GRAHAM (GRAHAM) and Defendants TIO MARIANO CIGAR CORPORATION f/k/a TIO CIGAR CORPORATION, a Delaware corporation, COLMENA CORP., a Delaware corporation, and RICHARD C. PEPLIN, by and through their respective attorneys hereby stipulate and agree as follows:

  1. Defendant COLMENA CORP. (COLMENA), and on behalf of the other named Defendants in this action, shall transfer to Plaintiff One Hundred Thousand (100,000) restrictive shares of common stock of COLMENA CORP., as and for complete satisfaction of any and all claims the Plaintiff has against the Defnedant herein.

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  2.      Upon the transfer of said shares to Plaintiff,  Plaintiff shall file a
          Notice of Dismissal With Prejudice.


  3. The parties shall bear their own costs and attorneys fees without claim from the other.

  4.      All parties will execute General Releases.

         Dated this 8TH day of November, 2000.


MOSKOWITZ, MANDELL, SALIM & SIMOWITZ, P.A.
Attorneys for Plaintiff
800 Corporate Drive, Suite 510
Ft. Lauderdale, Florida 33334
954-491-2000

By: /s/ William G. Salim, Jr.
WILLIAM G. SALIM, JR.
Fla. Bar No: 750379


LAW OFFICES OF MARK PERRY, P.A.
Attorney for Defendants
2455 E. Sunrise Boulevard, #905
Fort Lauderdale, FL 33304
Tel:(954) 564-6616

By: /s/ Mark Perry
MARK PERRY
Florida Bar No: 251941

                                 General Release

     KNOW ALL MEN BY THESE PRESENTS that COLMENA CORP., a Delaware corporation, and RICHARD PEPLIN, and TIO MARIANO CIGAR CORPORATION ( hereinafter referred to as "Releasor"), for and in consideration of the sum of TEN AND No/100 ($10.00) DOLLARS and for other good and valuable consideration to him in hand paid on behalf of PATRICK V. GRAHAM and his subsidiaries, affiliates, parent corporations, and each of his respective officers, agents, employees, shareholders, directors, attorneys, insurers, sureties, successors, and assigns (the "Releasee"), receipt of which is hereby acknowledged, does hereby remise, release and forever discharge, and bt these presents does for himself, his heirs, assigns, successors, executors, administrators, and personal representatives, remise, release acquits, satisfies and forever discharge the said Releasee and his successors and assigns, of and from any, and all manner of action and actions, cause and causes of action, suite debts, dues, sums of money, accounts, reckonings, bonds, bills, specialities, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgements, executions, claims and demand whatsoever, regardless of whether at law or in equity or under state or federal law, which against the Releasee, the Releasor ever had, now has, or which his heirs, assigns successors, executors, administrators or personal representatives ever had, now have, or which can, shall or may hereafter accrue for, upon or by reason of any matter, cause, or thing whatsoever.

     It is understood and agreed that this settlement is the compromise of doubtful and disputed claims, and that the payment of made is not to be construed as an admission of liability on the part of any party to parties hereto. The Releasor is intended to be contractual in nature, and may not be changed except with the prior written consent of the Releasees.

     IN WITNESS WHEREOF, we have hereunto set our hand and seal this 29TH day of September, 2000.

Signed, sealed and delivered
in the presence of:                  COLMENA CORPORATION, a Delaware Corporation
_____________________________                       By: /s/ Anthony Q. Joffe
WITNESS                                             Title: President


-----------------------------
WITNESS

STATE OF FLORIDA

COUNTY OF

         The foregoing instrument was acknowledged before me this 29TH day of September, 2000, by Tony Joffe on behalf of COLMENA CORPORATION, A Delaware Corporation, She/He is known to me or has produced __________________ as identification and did/did not take an oath.

                                            /s/ Robert J. Durate
                                            NOTARY PUBLIC
                                            Print name: Robert J. Duarte




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